UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On September 17, 2025, Community Financial System, Inc.’s (the “Company”) Board of Directors (the “Board”) elected John A. Vaccaro as a new independent director, effective as of October 1, 2025. Mr. Vaccaro serves as Chairman Emeritus of MML Investors Services, LLC (“MML Investors Services”), a national broker-dealer and registered investment advisor with over $285 billion in assets under management. He is also Chairman of MassMutual Private Wealth & Trust, FSB, a federal savings bank. Both organizations are subsidiaries of Massachusetts Mutual Life Insurance Company (“Mass Mutual”).

Mr. Vaccaro was Head of MassMutual Financial Advisors and Chief Executive Officer of MML Investors Services from 2009 until March 2025, when he stepped down as Chief Executive Officer in connection with his upcoming retirement in 2026. Mr. Vaccaro brings extensive expertise in life insurance, wealth management, property and casualty insurance, mergers and acquisitions, business strategy, financial oversight, and regulatory compliance.

Mr. Vaccaro currently serves on the Board of Governors of the Financial Industry Regulatory Authority (“FINRA”) and previously served on its regional district committee (2009–2012). He was also a Director of the Securities Industry and Financial Markets Association from 2022 to 2024.

The Board has determined that Mr. Vaccaro qualifies as an independent director under New York Stock Exchange and Board standards. With his appointment, the Board now consists of 13 directors, 12 of whom are independent. Mr. Vaccaro has also joined the Board of Directors of Community Bank, N.A., the Company’s banking subsidiary, and will serve on its Trust Committee.

There are no arrangements or understandings with any person regarding Mr. Vaccaro’s selection as director. Mr. Vaccaro has no related party transactions with the Company requiring disclosure under Item 404(a) of Regulation S-K. He will receive compensation consistent with other non-employee directors, as described in the Company’s Proxy Statement on Schedule 14A.

A copy of the press release announcing Mr. Vaccaro’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated September 17, 2025, issued by Community Financial System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

	By:	/s/ Michael N. Abdo
	Name:	Michael N. Abdo
	Title:	Executive Vice President and General Counsel

Dated: September 18, 2025

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated September 17, 2025, issued by Community Financial System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)